                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
            THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                          THE GREATER CHINA FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                          THE GREATER CHINA FUND, INC.
                   C/O UBS GLOBAL ASSET MANAGEMENT (US) INC.
                               51 WEST 52ND STREET
                            NEW YORK, NEW YORK 10019

                                                                 April 12, 2006

To the Stockholders:

     The annual meeting of stockholders of The Greater China Fund, Inc. (the "Fund") is to be held at 11:00 a.m. on May 31, 2006, at the offices of the administrator, UBS Global Asset Management (US) Inc., 51 West 52nd Street, 16th Floor, Room D, New York, New York 10019. Stockholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A proxy statement regarding the meeting, a proxy card so your vote can be cast at the meeting and a postage prepaid envelope in which to return your proxy card are enclosed.

     At the annual meeting, stockholders will elect certain of the Fund's directors whose terms expire in 2006. There will also be an opportunity to discuss matters of interest to you as a stockholder.

     Your Fund's directors recommend that stockholders re-elect Messrs. John A. Hawkins and Tak Lung Tsim, who are standing for election as directors of the Fund.

                                            Respectfully,

/s/ Ronald G.M. Watt                        /s/ Richard B. Bradley

RONALD G.M. WATT                            RICHARD B. BRADLEY
PRESIDENT                                   CHAIRMAN OF THE BOARD

STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT REGARDLESS OF HOW MANY SHARES YOU OWN.

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                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                          THE GREATER CHINA FUND, INC.
                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of
THE GREATER CHINA FUND, INC.:

     Notice is hereby given that the annual meeting of the stockholders of The Greater China Fund, Inc. (the "Fund") will be held at the offices of the Fund's administrator, UBS Global Asset Management (US) Inc., 51 West 52nd Street, 16th Floor, Room D, New York, New York 10019 on May 31, 2006, at 11:00 a.m. for the following purposes:

     (1) To elect two Class III directors to serve for a term expiring on the date of the annual meeting of stockholders in 2009 or until their respective successors shall have been duly elected and qualified.

     (2) To consider and act upon such other business as may properly come before the meeting or any adjournments thereof.

     Holders of record of the shares of common stock of the Fund at the close of business on April 4, 2006, are entitled to vote at the meeting or any adjournments thereof.

                                By order of the Board of Directors,

                                /s/ Joseph T. Malone

                                JOSEPH T. MALONE
                                SECRETARY

April 12, 2006

IMPORTANT--WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD MAY SAVE THE FUND THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE ANNUAL MEETING. IF YOU CAN ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

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                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                 PROXY STATEMENT

                                     GENERAL

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Greater China Fund, Inc. (the "Fund") for use at the annual meeting of stockholders, to be held at the offices of the Fund's administrator, UBS Global Asset Management (US) Inc., 51 West 52nd Street, 16th Floor, Room D, New York, New York 10019 on May 31, 2006, at 11:00 a.m., and at any adjournments thereof.

     This proxy statement, the notice of annual meeting and the proxy card are first being mailed to stockholders on or about April 12, 2006. All properly executed proxies received in time for the meeting will be voted as specified in the proxy or, if no specification is made, according to the recommendation of the Fund's Board of Directors for the proposal referred to in the proxy statement. Any stockholder giving a proxy has the power to revoke it by mail (addressed to Joseph T. Malone, Secretary to the Fund, c/o UBS Global Asset Management (US) Inc., 51 West 52nd Street, New York, New York 10019) or in person at the meeting by executing a superseding proxy or by submitting a notice of revocation to the Fund.

     Holders of record of the common stock of the Fund at the close of business on April 4, 2006, will be entitled to one vote per share on all business of the meeting and any adjournments. There are 16,795,188 shares of common stock outstanding as of the date of this proxy statement. Abstentions and "broker non-votes" (as defined below) are counted for purposes of determining whether a quorum is present, but do not represent votes cast with respect to any proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

                   PROPOSAL 1. ELECTION OF CLASS III DIRECTORS

     The Fund's Board of Directors has been divided into three classes, the term of one of which expires each year. The terms of Messrs. John A. Hawkins and Tak Lung Tsim, constituting Class III directors, expire at the 2006 annual meeting of stockholders.

     Persons named in the accompanying form of proxy intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the two nominees listed below as directors of the Fund to serve as Class III directors of the Fund for a term expiring on the date of the 2009 annual meeting of stockholders, or until their successors are duly elected and qualified. All nominees have consented to stand for election and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee. YOUR FUND'S DIRECTORS RECOMMEND THAT STOCKHOLDERS VOTE IN FAVOR OF THE ELECTION OF THE NOMINEES LISTED BELOW.

                                    CLASS III

                                 John A. Hawkins
                                  Tak Lung Tsim

REQUIRED VOTE

     Election of each of the listed nominees for director requires the affirmative vote of a plurality of the votes cast at the meeting in person or by proxy, which means that the two nominees receiving the highest number of votes cast will be elected regardless of whether the number of votes received by any such nominee constitutes a majority of the number of votes cast. YOUR FUND'S DIRECTORS RECOMMEND THAT STOCKHOLDERS VOTE IN FAVOR OF THE DIRECTOR NOMINEES.

INFORMATION CONCERNING NOMINEES AND MEMBERS OF THE BOARD OF DIRECTORS

     The following table sets forth certain information concerning each of the directors and the nominees for director of the Fund. Each of the nominees is currently a director of the Fund.

     Directors considered by the Fund and its counsel to be "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or of the Fund's investment manager:

                                                           TERM OF             PRINCIPAL OCCUPATION(S)
                                                           OFFICE;                   DURING PAST              NUMBER OF PORTFOLIOS
                                     POSITION(S)          LENGTH OF               FIVE YEARS; OTHER             IN FUND COMPLEX
NAME (AGE) AND ADDRESS              HELD WITH FUND       TIME SERVED              DIRECTORSHIPS HELD          OVERSEEN BY DIRECTOR
--------------------------------  ------------------  -----------------  -----------------------------------  --------------------
John A. Bult (69)*                     Director        Director since    Chairman of PaineWebber                        1
 PaineWebber International Inc.                          1992; term      International Inc.; Director of The
 1285 Avenue of the Americas                            expires 2007     Germany Fund, Inc.; The New Germany
 37th Floor                                                              Fund, Inc; The Central Europe and
 New York, NY 10019                                                      Russia Fund, Inc.

----------
* Mr. Bult is deemed to be an "interested person" due to his affiliation with affiliates of UBS Securities LLC, 299 Park Avenue, New York, New York 10171, the lead manager of the underwriting syndicate in connection with the initial public offering of the Fund's shares and the dealer manager in the rights offerings conducted by the Fund in 1994, 1996 and 2005.

Directors considered by the Fund and its counsel NOT to be "interested persons" (as defined in the 1940 Act):

                                                           TERM OF             PRINCIPAL OCCUPATION(S)
                                                           OFFICE;                   DURING PAST              NUMBER OF PORTFOLIOS
                                     POSITION(S)          LENGTH OF               FIVE YEARS; OTHER             IN FUND COMPLEX
NAME (AGE) AND ADDRESS              HELD WITH FUND       TIME SERVED              DIRECTORSHIPS HELD          OVERSEEN BY DIRECTOR
--------------------------------  ------------------  -----------------  -----------------------------------  --------------------
Edward Y. Baker (71)              Chairman of Audit    Director since    Investment Consultant; Chairman,               1
 15 Artinger Court                  Committee and        1992; term      Board of Trustees, Rogers Sugar
 Toronto, Ontario                      Director         expires 2007     Income Fund; previously President
 Canada M3B 1J9                                                          and Chief Executive Officer, HOOPP
                                                                         Investment Management Limited and
                                                                         Chief Investment Officer, Hospitals
                                                                         of Ontario Pension Plan

Richard B. Bradley (68)           Chairman of Board    Director since    Director of The Aberdeen New Dawn              1
 22 Smith Terrace                    and Director        1992; term      Investment Trust Limited;
 London SW3 4DL                                         expires 2008     previously Group Managing Director
 England                                                                 of Asia Equity Holdings


John A. Hawkins (63)                   Director        Director since    Previously Executive Vice                      1
 HSBC Securities                                         1992; term      President--Private Clients with The
 Services (Guernsey) Limited                            expires 2006     Bank of Bermuda Limited; Director of
 Arnold House                                                            HSBC Invesment Solutions plc.;  SR
 St. Julian's Avenue                                                     Global Fund Inc.; MW Japan Fund Ltd.;
 St. Peter Port                                                          MW Nippon Fund Ltd.
 Guernsey GY1 3NF
 Channel Islands

                                                           TERM OF             PRINCIPAL OCCUPATION(S)
                                                           OFFICE;                   DURING PAST              NUMBER OF PORTFOLIOS
                                     POSITION(S)          LENGTH OF               FIVE YEARS; OTHER             IN FUND COMPLEX
NAME (AGE) AND ADDRESS              HELD WITH FUND       TIME SERVED              DIRECTORSHIPS HELD          OVERSEEN BY DIRECTOR
--------------------------------  ------------------  -----------------  -----------------------------------  --------------------
C. William Maher (45)                  Director        Director since    Managing Director and Chief                    1
 LPL Financial Services                                  2003; term      Financial Officer of LPL Financial
 9785 Towne Centre Dr.                                  expires 2008     Services; previously Managing
 San Diego, CA 92121                                                     Director of Nicholas Applegate
                                                                         Capital Management

Jonathan J.K. Taylor (62)              Director        Director since    Chairman and Managing Director of              1
 Dragon Partners Ltd.                                    1992; term      Dragon Partners Ltd. (consulting
 41 Burlington Road                                     expires 2007     for investment managers); Chairman,
 London SW6 4NH                                                          Schroder Japan Growth Fund Limited;
 England                                                                 Director, Onyx Country Estates
                                                                         Limited (family property company);
                                                                         Director, AVK Securities & Finance
                                                                         Ltd. (Russia)

Tak Lung Tsim (59)                     Director        Director since    Principal, T.L. Tsim & Associates              1
 T.L. Tsim & Associates Limited                          1992; term      Ltd. (macropolitical analysis);
 Suite 1001, Century Square                             expires 2006     Member of Li Po Chun United World
 1 D'Aguilar Street                                                      College of Hong Kong; Director of
 Central                                                                 Playmates Holdings Limited (toy
 Hong Kong                                                               company); Director of New-Alliance
                                                                         Asset Management (Asia) Ltd.

EXECUTIVE OFFICERS

          The following people are executive officers of the Fund:

                                                           TERM OF             PRINCIPAL OCCUPATION(S)
                                                           OFFICE;                   DURING PAST              NUMBER OF PORTFOLIOS
                                     POSITION(S)          LENGTH OF               FIVE YEARS; OTHER             IN FUND COMPLEX
NAME (AGE) AND ADDRESS              HELD WITH FUND       TIME SERVED              DIRECTORSHIPS HELD          OVERSEEN BY DIRECTOR
--------------------------------  ------------------  -----------------  -----------------------------------  --------------------
Ronald G.M. Watt (59)                  President       President since   Director of Investment Companies of            2
 Baring Asset Management                                    1998*        Baring Asset Management Limited
 155 Bishopsgate
 London EC2M 3XY
 England

Rose Ann Bubloski (37)              Vice President      Vice President   Associate Director and Senior                  1
 UBS Global Asset                                        since 2004*     Manager of the Mutual Fund Finance
 Management (US) Inc.                                                    Department of UBS Global Asset
 51 West 52nd Street                                                     Management (US) Inc; Vice President
 New York, NY 10019                                                      and Assistant Treasurer for other
                                                                         investment companies for which UBS
                                                                         Global Asset Management (US) Inc.
                                                                         serves as investment adviser and/or
                                                                         administrator

                                                           TERM OF             PRINCIPAL OCCUPATION(S)
                                                           OFFICE;                   DURING PAST              NUMBER OF PORTFOLIOS
                                     POSITION(S)          LENGTH OF               FIVE YEARS; OTHER             IN FUND COMPLEX
NAME (AGE) AND ADDRESS              HELD WITH FUND       TIME SERVED              DIRECTORSHIPS HELD          OVERSEEN BY DIRECTOR
--------------------------------  ------------------  -----------------  -----------------------------------  --------------------
Joseph McGill (43)                 Chief Compliance   Chief Compliance   Managing Director and Chief                    1
 UBS Global Asset                      Officer          Officer since    Compliance Officer of UBS Global
 Management (US) Inc.                                       2004*        Asset Management (US) Inc. and
 51 West 52nd Street                                                     UBS Global Asset Management
 New York, NY 10019                                                      (Americas) Inc.

Wilfred Sit (36)                    Vice President      Vice President   Director of Asian Equities of                  1
 Baring Asset Management                                 since 2004*     Baring Asset Management (Asia)
 (Asia) Limited                                                          Limited; Lead Manager of Baring
 Edinburgh Tower, 19th Floor                                             Eastern Trust and Baring Asia
 15 Queens Road Central                                                  Growth Fund; previously Lead
 Hong Kong                                                               Investment Manager of INVESCO GT
                                                                         Greater China Opportunities Fund,
                                                                         INVESCO Perpetual Hong Kong and
                                                                         China Growth Fund and the INVESCO
                                                                         China Open Fund

Joseph T. Malone (38)               Treasurer and       Treasurer and    Director and Co-Head of the Mutual             1
 UBS Global Asset                     Secretary        Secretary since   Fund Finance Department of UBS
 Management (US) Inc.                                        2004*       Global Asset Management (US) Inc.;
 51 West 52nd Street                                                     Treasurer for other investment
 New York, NY 10019                                                      companies for which UBS Global Asset
                                                                         Management (US)Inc. serves as
                                                                         investment adviser and/or
                                                                         administrator

----------
* The President, Treasurer and Secretary each holds office until his or her successor has been duly elected and qualified; all other officers hold office at the discretion of the Board of Directors.

COMMITTEES OF THE BOARD--BOARD MEETINGS

     The Board of Directors of the Fund has an Executive Committee, an Audit Committee and a Nominating Committee. The Board does not have a compensation committee.

     The Board of Directors of the Fund met five times during the fiscal year ended December 31, 2005. During such period, each director attended at least 75% of the aggregate of all meetings of the Board of Directors and of the committees of the Board on which they served.

EXECUTIVE COMMITTEE

     The Board has an Executive Committee consisting of Messrs. Baker, Bradley and Taylor, each of whom is not an "interested person" of the Fund or of Baring Asset Management (Asia) Ltd., the Fund's investment manager, within the meaning of Section 2(a)(19) of the 1940 Act (a "noninterested director"). The Executive Committee is authorized to exercise the general powers of the Board of Directors between meetings of the Board. The Executive Committee did not meet during the fiscal period ended December 31, 2005.

AUDIT COMMITTEE

     The Board has an Audit Committee consisting of Messrs. Baker, Bradley, Hawkins, Maher and Tsim, each of whom is a noninterested director and meets the "independence" requirements of Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended. The Audit Committee met four times during the fiscal year ended

December 31, 2005. The Audit Committee has a charter, a copy of which is available on the Fund's webiste at http://www.greaterchinafund.com.

     The function of the Audit Committee is to oversee the Fund's accounting and financial reporting processes, which includes the selection, retention, compensation and termination of the Fund's independent registered public accounting firm. In connection therewith, the Audit Committee reviews with management and the Fund's independent registered public accounting firm, among other things, the scope of the independent registered accounting firm's audit of the Fund's financial statements, reviews and discusses the Fund's annual audited financial statements with management, reviews the independent registered public accounting firm's required communications regarding the scope and results of the audit, reviews and approves in advance the type of services to be rendered by the independent registered public accounting firm, reviews matters related to the independence of the Fund's independent registered public accounting firm and in general considers and reports to the Board on matters regarding the Fund's accounting and financial reporting processes.

     In performing its oversight function, at a meeting held on February 21, 2006, the Audit Committee reviewed and discussed the audited financial statements dated December 31, 2005 with management of the Fund and the independent auditors and discussed the audit of such financial statements with the independent auditors. The Audit Committee also discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380). The Audit Committee received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with the independent auditors their independence.

     The members of the Audit Committee are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing, including in respect of auditor independence or internal controls notwithstanding the fact that one or more members may be designated an "audit committee financial expert." Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate financial reporting principles and policies, or internal controls, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's auditors are in fact "independent."

     Based on its consideration of the audited financial statements and the discussions and reports referred to above with management and the independent auditors, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Audit Committee Charter and those discussed above, the Audit Committee recommended to the Board of Directors of the Fund that the audited financial statements of the Fund be included in the Fund's annual report to stockholders for the fiscal year ended December 31, 2005.

                                                       Edward Y. Baker
                                                       Richard B. Bradley
                                                       John A. Hawkins
                                                       C. William Maher
                                                       Tak Lung Tsim

                                                       FEBRUARY 21, 2006

NOMINATING COMMITTEE

     The Board has a Nominating Committee consisting of Messrs. Baker and Bradley, each of whom is a noninterested director. The Nominating Committee met once during the fiscal period ended December 31, 2005. The Nominating Committee has a charter, a copy of which is available on the Fund's website at http://www.greaterchinafund.com.

     The Nominating Committee is responsible for identifying individuals qualified to become members of the Board of Directors, selecting or recommending that the Board select the Fund's nominees to be submitted to the stockholders for election as directors of the Fund each year or, if applicable, at a special meeting of stockholders. In the case of vacancy in the office of a director, the Nominating Committee may recommend a nominee to fill such vacancy either through appointment by the Board of Directors or through election by stockholders. The Nominating Committee is also responsible for reviewing with the Board the requisite skills and criteria for new Board members as well as the composition of the Board as a whole.

     The Nominating Committee has used an informal process to identify potential candidates for nomination as directors. Candidates for nomination have been recommended by existing directors, and considered by the Nominating Committee and the Board of Directors.

     The Nominating Committee will consider nominees recommended by stockholders, provided that such recommendations are made in writing to the address and by the date specified below for stockholder proposals to be presented at the 2007 annual meeting of stockholders of the Fund. Each recommendation should include a personal biography of the suggested nominee, an indication of the background or experience that qualifies the person for consideration and a statement that the person has agreed to serve if nominated and elected. Nominees will be evaluated based on the criteria set forth in the Nominating Committee Charter and other factors which the Nominating Committee considers appropriate. The evaluation process does not depend on the source of the recommendation.

     The Board does not have a policy regarding Board member attendance at the annual meeting of stockholders. One director attended the 2005 annual meeting of stockholders.

TRANSACTIONS WITH AND COMPENSATION OF DIRECTORS AND OFFICERS

     The Fund's officers receive no compensation from the Fund. The directors who are "interested persons" of the Fund or of the Fund's investment manager receive no compensation from the Fund. The following table provides information regarding the compensation paid by the Fund for the fiscal year ended December 31, 2005, to the persons who were noninterested directors during such period:

                          AGGREGATE     PENSION OR RETIREMENT   ESTIMATED ANNUAL         TOTAL COMPENSATION
        NAME OF          COMPENSATION    BENEFITS ACCRUED AS     BENEFITS UPON           FROM FUND AND FUND
NONINTERESTED DIRECTOR    FROM FUND     PART OF FUND EXPENSES     RETIREMENT       COMPLEX PAID TO DIRECTORS (1)
----------------------   ------------   ---------------------   ----------------   ------------------------------
Edward Y. Baker            $36,000                --                   --                   $36,000
Richard B. Bradley         $39,000                --                   --                   $39,000
John A. Hawkins            $30,000                --                   --                   $30,000
C. William Maher           $30,000                --                   --                   $30,000
Jonathan J.K. Taylor       $26,000                --                   --                   $26,000
Tak Lung Tsim              $27,000                --                   --                   $27,000

----------
(1)  The Fund is one of two investment companies included in the Fund Complex.

     The directors of the Fund do not receive any pension or retirement benefits from the Fund. Each noninterested director receives fees, paid by the Fund, of
(i) $2,000 (or, in the case of the Fund's Chairman, $3,500) per directors' meeting attended, (ii) $1,000 (or, in the case of the Audit Committee's Chairman, $2,500) per Audit Committee meeting attended and (iii) an annual director's fee of $14,000.

     The Fund's investment manager supervises the Fund's investments, pays the compensation and certain expenses of its personnel who serve as officers of the Fund and receives a management fee for its services. Two of the Fund's officers are also officers and/or employees of the Fund's investment manager or affiliates thereof.

DIRECTOR OWNERSHIP OF EQUITY SECURITIES IN THE FUND OR FUND COMPLEX

     As of March 31, 2006, directors of the Fund beneficially owned the following amounts of equity securities in the Fund and/or the Fund Complex (unless otherwise noted, beneficial ownership is based on sole voting and investment power):

                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                                    SECURITIES IN ALL REGISTERED
                              DOLLAR RANGE OF EQUITY SECURITIES   INVESTMENT COMPANIES OVERSEEN
NAME OF INTERESTED DIRECTOR             IN THE FUND                BY DIRECTOR IN FUND COMPLEX
---------------------------   ---------------------------------   --------------------------------
John A. Bult                            Over $100,000                       Over $100,000

                                                                     AGGREGATE DOLLAR RANGE OF EQUITY
                                                                       SECURITIES IN ALL REGISTERED
                                 DOLLAR RANGE OF EQUITY SECURITIES   INVESTMENT COMPANIES OVERSEEN
NAME OF NONINTERESTED DIRECTOR                IN THE FUND                BY DIRECTOR IN FUND COMPLEX
------------------------------   ---------------------------------   --------------------------------
Edward Y. Baker                            $10,001-50,000                      $10,001-50,000
Richard B. Bradley                         $10,001-50,000                      $10,001-50,000
John A. Hawkins                            $10,001-50,000                      $10,001-50,000
C. William Maher                                       $0                                  $0
Jonathan J.K. Taylor                       $10,001-50,000                      $10,001-50,000
Tak Lung Tsim                                          $0                                  $0


DIRECTOR OWNERSHIP OF SECURITIES IN INVESTMENT ADVISERS OR PRINCIPAL UNDERWRITERS OF THE FUND OR THEIR AFFILIATES

     As of March 31, 2006, noninterested directors of the Fund and their immediate family members owned beneficially or of record the following securities in investment advisers or principal underwriters of the Fund or the affiliates of such investment advisers and underwriters:

                         NAME OF OWNERS AND                                                                PERCENT
       NAME OF            RELATIONSHIPS TO                               TITLE OF         VALUE OF            OF
NONINTERESTED DIRECTOR        DIRECTOR                COMPANY             CLASS          SECURITIES         CLASS
----------------------   ------------------   ----------------------   ------------   ---------------      --------
John A. Hawkins          John and Jennifer         Baring-Coller         Units(3)         $ 100,000  (4)       *
                             Hawkins(1)         Secondaries Fund(2)

----------
*    Amounts to less than 1% of class.
(1)  Joint account with spouse.
(2) Fund managed by Baring Asset Management Limited, of which the Fund's Investment Manager is an indirect subsidiary.
(3) Each unit is comprised of the following: 500 A shares (nominal non-cumulative redeemable preference shares; par value $0.01); 499 B shares (redeemable equity shares; par value $0.01); 1 C share (equity share; par value $0.01).
(4)  Represents amount committed. As of March 31, 2006, $50,000 had been called.

OTHER DIRECTOR INTERESTS IN INVESTMENT ADVISERS OR PRINCIPAL UNDERWRITERS OF THE FUND OR THEIR AFFILIATES

     As of March 31, 2006, John A. Hawkins, a noninterested director of the Fund, had been named a beneficiary of a discretionary trust for the benefit of his mother. Northern Trust Fiduciary Services (Guernsey) Ltd. serves as trustee for the trust, and Baring Asset Management (C.I.) Limited provides investment advice to the trustee. Baring Asset Management (C.I.) Limited is an indirect subsidiary of Baring Asset Management Limited, of which the Fund's investment manager is also an indirect subsidiary. As of March 31, 2006, Mr. Hawkins's contingent beneficial interest in the trust was approximately $720,000.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     To the best of the Fund's knowledge, as of March 31, 2006, no person had beneficial ownership of more than 5% of the outstanding voting stock.

INVESTMENT MANAGER AND ADMINISTRATOR

     Baring Asset Management (Asia) Limited ("BAM Asia") serves as investment manager for the Fund pursuant to an Investment Management Agreement (the "Investment Management Agreement") dated June 30, 2005, between the Fund and BAM Asia. The investment manager's offices are located at Edinburgh Tower, 19th Floor, 15 Queen's Road Central, Hong Kong. BAM Asia is an indirect wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001. David J. Brennan, 15 Queen's Road Central, Hong Kong, is the Chairman and principal executive officer of BAM Asia.

     UBS Global Asset Management (US) Inc. serves as the Fund's administrator. The administrator is an affiliate of UBS Securities LLC. The administrator's offices are located at 51 West 52nd Street, New York, New
York 10019. Effective October 4, 2004, the Board of Directors appointed an employee of the administrator to serve as the Fund's Chief Compliance Officer.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, and
Section 30(h) of the 1940 Act as applied to the Fund require the Fund's officers and directors, persons who beneficially own more than 10 percent of a registered class of the Fund's own equity securities and certain other persons to file reports of ownership of the Fund's securities and changes in such ownership with the Securities and Exchange Commission and the New York Stock Exchange. Based solely upon its review of the copies of such forms furnished to it, and written representations from certain reporting persons that no reports on Form 5 were required for those persons, during the fiscal year ended December 31, 2005 the Fund believes that all filings applicable to the Fund's officers, directors and ten-percent stockholders required for such fiscal year were made.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Audit Committee of the Board has recommended, and the Board of Directors, including a majority of those members who are noninterested directors, has selected, Ernst & Young LLP ("Ernst & Young") as the independent registered public accounting firm to audit the accounts of the Fund for the fiscal year ended December 31, 2006. Ernst & Young served as the independent registered public accounting firm to audit the Fund's accounts for the fiscal year ended December 31, 2005. The Board does not know of any direct or indirect financial interest of Ernst & Young in the Fund.

     A representative of Ernst & Young is not expected to be present at the meeting.

     The aggregate fees billed to the Fund by Ernst & Young for services rendered by Ernst & Young for the fiscal years ended December 31, 2005 and 2004, respectively, are described below.

AUDIT FEES

     For the fiscal years ended December 31, 2005 and December 31, 2004, the aggregate audit fees billed by Ernst & Young to the Fund are shown in the table below.

                         2005       2004
                       --------   --------
                       $69,000    $55,000

     Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings or engagements and registration statement consents.

AUDIT-RELATED FEES

     In each of the fiscal years ended December 31, 2005 and December 31, 2004, the aggregate audit-related fees billed by Ernst & Young for services rendered for assurance and related services to the Fund that are reasonably related to the performance of the audits or reviews of the Fund's semi-annual financial statements, but not reported as audit fees, are shown in the table below.

                         2005       2004
                       --------   --------
                       $2,500     $2,500

     Fees included in the audit-related category are those associated with reading and providing comments on the Fund's semi-annual financial statements as of June 30, 2004 and June 30, 2005.

TAX FEES

     In each of the fiscal years ended December 31, 2005 and December 31, 2004, the aggregate tax fees billed by Ernst & Young for professional services rendered for tax services for the Fund are shown in the table below.

                         2005       2004
                       --------   --------
                       $6,200     $5,900

     Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to audits. This category comprises fees for tax compliance and tax return preparation.

ALL OTHER FEES

     In each of the fiscal years ended December 31, 2005 and December 31, 2004, the aggregate fees billed by Ernst & Young for all other non-audit services are shown in the table below.

                         2005       2004
                       --------   --------
                         $0         $0

     Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the Fund.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

     The Fund's Audit Committee pre-approves in advance at regularly scheduled Audit Committee meetings all audit and non-audit services (to the extent that such service directly affects the financial reporting or operations of the Fund) performed by the Fund's independent registered public accounting firm for the Fund, its investment manager, and any entity controlling, controlled by, or under common control with the investment manager that provides ongoing services to the Fund. If such a service is required between regularly scheduled audit meetings, pre-approval may be authorized by the Chairman of the Audit Committee. The Chairman will update the Audit Committee at the next regularly scheduled meeting of any interim approval granted.

SERVICES APPROVED PURSUANT TO PARAGRAPH (c)(7)(i)(c) OF RULE 2-01 OF REGULATION S-X

     There were no services included in Audit Related Fees, Tax Fees and All Other Fees above that were approved by Fund's Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     For the fiscal years ended December 31, 2005 and December 31, 2004, the aggregate fees for non-audit services rendered on behalf of the Fund ("Covered Services"), its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser ("Non-covered Services") that provides ongoing services to the Fund are shown in the table below.

                           2005           2004
                        ----------   -------------
Covered Services            $8,700          $8,400
Non-covered Services*     $249,000     $13,115,144

----------
* For the fiscal years ended December 31, 2005 and December 31, 2004, fees represent Non-covered Services provided to Massachusetts Mutual Life Insurance Company and ING Group N.V., respectively.

     During the past fiscal year, all Covered Services provided by Ernst & Young to the Fund were pre-approved by the Fund's Audit Committee. There were no Non-covered Services required to be considered by the Fund's Audit Committee under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. Accordingly, the Audit Committee was not required to consider whether the provision of any Non-covered Services by Ernst & Young would be compatible with maintaining the independence of Ernst & Young.

                                  OTHER MATTERS

     The Board of Directors is not aware of any other business to be brought before the meeting other than as set forth above. If, however, any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy form to vote such proxies on such matters in accordance with their best judgment.

MISCELLANEOUS

     Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of the Fund or personnel of UBS Global Asset Management (US) Inc., the Fund's administrator, or PFPC Inc., the Fund's transfer agent. The expenses connected with the solicitation of the proxies and with any further proxies that may be solicited by the Fund's officers or personnel of the administrator or the transfer agent in person, by telephone or by telegraph will be borne by the Fund. The Fund will reimburse banks, brokers and other persons holding the Fund's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. The Fund expects that broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that New York Stock Exchange rules permit the broker-dealers to vote on the proposals on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

     A majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum at the meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

     In the event that sufficient votes in favor of any proposal set forth in the notice of this meeting are not received by May 31, 2006, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. Abstentions and broker non-votes shall not be counted or voted for purposes of, and accordingly will have no effect on the outcome of, a vote to adjourn the meeting. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

     THE FUND'S ANNUAL REPORT TO STOCKHOLDERS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005, WAS MAILED TO STOCKHOLDERS ON OR ABOUT MARCH 1, 2006. THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS 2005 ANNUAL REPORT AND THE MOST RECENT SEMIANNUAL REPORT SUCCEEDING THAT ANNUAL REPORT, IF ANY, TO ANY STOCKHOLDER UPON REQUEST. Requests should be directed to the Fund's transfer agent, PFPC Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027; telephone: (800) 331-1710.

STOCKHOLDER PROPOSALS

     Any proposal by a stockholder of the Fund intended to be presented at the 2007 annual meeting of stockholders of the Fund must be received by Joseph T. Malone, Secretary of the Fund, c/o UBS Global Asset Management (US) Inc., 51 West 52nd Street, New York, New York 10019, not later than December 15, 2006.

STOCKHOLDER COMMUNICATIONS

     The Board of Directors has a process for stockholders of the Fund to send communications to it. Any stockholder that wishes to communicate with the Board of Directors or a specific director may do so by submitting correspondence in writing to the Fund administrator, UBS Global Asset Management (US) Inc., at 51 West 52nd Street, New York, New York 10019, referencing the Fund and specifying the intended addressee. Stockholder communications addressed to the Board of Directors will be forwarded promptly after receipt to the Chairman of the Board for review. The Chairman will review each such communication in order to determine whether the communication should be relayed directly to each Board member. Stockholder communications that the Chairman determines involve routine matters will be forwarded to the Fund's administrator and/or officers of the

Fund for review and response, and the Chairman will report to the full Board, as appropriate, on the nature and substance of such communications. Stockholder communications that the Chairman determines involve nonroutine matters will be forwarded to each member of the Board for review. Stockholder communications addressed to a specific director will be forwarded to the addressee promptly upon receipt.

                                  By order of the Board of Directors,

                                  /s/  Joseph T. Malone
                                  JOSEPH T. MALONE
                                  SECRETARY

51 West 52nd Street
New York, New York 10019
April 12, 2006

                                   PROXY

                        THE GREATER CHINA FUND, INC.

                             51 WEST 52ND STREET
                          NEW YORK, NEW YORK  10019

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Joseph T. Malone and Rose Ann Bubloski as Proxies, each with the power to appoint his or her substitute, and hereby authorizes either or both to represent and to vote all shares of Common Stock of The Greater China Fund, Inc. held of record by the undersigned on April 4, 2006, at the Annual Meeting of Stockholders to be held on May 31, 2006, or any adjournment thereof.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1. SHARES WILL BE SO VOTED UNLESS YOU OTHERWISE INDICATE. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SEE REVERSE     CONTINUED AND TO BE SIGNED ON REVERSE SIDE     SEE REVERSE
SIDE                                                           SIDE

     PLEASE MARK
/X/  VOTES AS IN
     THIS EXAMPLE

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1. SHARES WILL BE SO VOTED UNLESS YOU OTHERWISE INDICATE.

1.   Election of Class III Directors.
     NOMINEES:   (01)  John A. Hawkins
                 (02)  Tak Lung Tsim

     FOR                                   WITHHOLD
     ALL       /__/                        FROM ALL       /__/
     NOMINEES                              NOMINEES


-----------------------------------------------------------------------------
INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED ABOVE.



                            If shares are held jointly, each Stockholder named should sign. If only one signs, his or her signature will be binding. If the Stockholder is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the Stockholder is a partnership, a partner should sign in his or her own name, indicating that he or she is a "Partner."

                            SIGN, DATE AND MAIL YOUR PROXY TODAY.


Signature:               Date:          Signature:               Date:
          --------------      ---------           --------------      ---------